NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Growth Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth-Income Fund
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund

Supplement dated August 14, 2025
to the Statement of Additional Information (“SAI”) dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT American Funds Global Growth Fund (“Global Growth Fund”)

Effective immediately, the portion of the table relating to the Global Growth Fund under the section entitled “Portfolio Manager fund holdings and management of other accounts” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager/Investment Professional	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager or Investment Professional Manages (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager or Investment Professional Manages (Assets of PIVs in Billions) [1,2]		Number of Other Accounts for which Portfolio Manager or Investment Professional Manages (Assets of Other Accounts in Billions)[1,2]
Global Growth Fund
Patrice Collette[3]	5	$162.2	5	$20.33	1	$0.14
Matt Hochstetler[3]	7	$70.2	2	$0.52	None
Piyada Phanaphat[3]	5	$144.3	2	$0.52	None
Barbara Burtin[4]	5	$172.0	4	$22.90	None
Jason B. Smith[4]	1	$5.8	None		None
1 Indicates other RICs, PIVs or other accounts managed by Capital Research Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities.  Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.  No RIC, PIV or other account has an advisory fee that is based on performance of the RIC, PIV or other account.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
3 Information is as of December 31, 2024.
4 Information is as of May 31, 2025.

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